Exhibit 10.4

$8,000,000.00

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

originally dated as of August 31, 2000

by and among

HEALTHMONT, INC., a Tennessee corporation

HEALTHMONT OF GEORGIA, INC., a Tennessee corporation

(dba Memorial Hospital of Adel, Memorial Convalescent Center

and Memorial Home Health)

HEALTHMONT OF TEXAS, INC., a Tennessee corporation

HEALTHMONT OF TEXAS I, LLC, a Tennessee limited liability company

(dba Dolly Vinsant Memorial Hospital)

HEALTHMONT OF OREGON I, INC., a Tennessee corporation

HEALTHMONT OF OREGON II, INC., a Tennessee corporation

HEALTHMONT OF OREGON III, INC., a Tennessee corporation

(dba Woodland Park Medical Plaza)

HEALTHMONT OF OREGON V, LLC, a Tennessee limited liability company

(dba Woodland Park Hospital)

HEALTHMONT OF OREGON IV, LLC, a Tennessee limited liability company dba Eastmoreland Hospital

(“Borrower”)

and

HELLER HEALTHCARE FINANCE, INC.

(“Lender”)

Amended as of December 31, 2000

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made as of January 1, 2000, by end between HEALTHMONT, INC., a Tennessee corporation, HEALTHMONT OF GEORGIA, INC., a Tennessee corporation dba Memorial Hospital of Adel, Memorial Convalescent Center and Memorial Home Health, HEALTHMONT OF TEXAS, INC., a Tennessee corporation, HEALTHMONT OF TEXAS I, LLC, a Tennessee limited liability company dba Dolly Vinsant Memorial Hospital HEALTHMONT OF OREGON I, INC., a Tennessee corporation, HEALTHMONT OF OREGON II, INC., a Tennessee corporation, HEALTHMONT OF OREGON III, INC., a Tennessee corporation dba Woodland Park Medical Plaza, HEALTHMONT OF OREGON V, LLC, a Tennessee limited liability company dba Woodland Park Hospital, HEALTHMONT OF OREGON IV, LLC, a Tennessee limited liability company dba Eastmoreland Hospital (collectively, “Original Borrower”), HEALTHMONT OF MISSOURI, INC., a Tennessee corporation dba Callaway County Community Hospital (the “New Borrower”) and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (“Lender”).

RECITALS

A. Pursuant to that certain Loan and Security Agreement dated August 31, 2000 by and between Original Borrower and Lender (the “Loan Agreement”), the parties have established certain financing arrangements that allow Original Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B. Original Borrower now wishes to add New Borrower as a Borrower under the Loan Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Lender and Borrower have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

1. Addition of New Borrower. Original Borrower and Lender agree that the New Borrower shall from and hereafter be a Borrower for all purposes of the Loan Agreement and other documents. Accordingly, the New Borrower hereby agrees to be bound, by all of the conditions, covenants, representations, warranties, and other agreements set forth in the Loan Agreement, and hereby agrees to promptly execute all further documentation required by Lender to be executed by the New Borrower, consistent with the terms of the Loan Agreement.

2. Amendment to Loan Agreement.

A. Section 1.32a of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Section 1.32a Mortgage Documents. “Mortgage Documents” means and includes all documents evidencing (i) that certain first mortgage loan in the amount of $5,000,000 made as of the Closing Date from Lender to Original Borrower (the “Mortgage Loan”) including, without limitation, the mortgage note (the “Secured Term Note”), the mortgage loan agreement (the “Mortgage Loan Agreement”), those several Mortgage, Security Agreement and Assignment of Leases, and each and every other document now or hereafter delivered in connection with such mortgage documents, as any of them may be amended, modified, or supplemented from time to time, and (ii) that certain first mortgage loan in the amount of $1,900,000 made as of December 31, 2000 from Lender to New Borrower (the “NB Mortgage Loan”) including, without limitation, the New Borrower mortgage note (the “NB Mortgage Note”), the New Borrower mortgage loan agreement (the “NB Mortgage Loan Agreement”), the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, and each and every other document now or hereafter delivered in connection with such mortgage documents, as any of them may be amended, modified, or supplemented from time to time.”

B. Section 3.1(i) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Section 3.1. Generally. As security for the payment of all liabilities of Borrower to Lender, including without limitation: (i) indebtedness evidenced under the Note, Secured Term Note and NB Mortgage Note, repayment of Revolving Credit Loans, repayment of the Mortgage Loan, repayment of the NB Mortgage Loan advances and other extensions of credit, sale and purchase obligations under the Warrant; all fees and charges owing by Borrower, (including without limitation the Termination Fee) and all other liabilities and obligations of every kind or nature whatsoever of Borrower to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof,”

C. The following new Section 6.23 is hereby added to Article VI of the Loan Agreement:

“6.23. Callaway County Community Hospital Property Condition Report. On or before January 31 2001, New Borrower shall provide Lender with a completed Property Condition or Engineering Report (the “Report”) for the Callaway County Community Hospital property. In the event that such report indicates repairs estimated at greater than $5,000 in the aggregate, then the Borrowing Base will be reduced by an amount equal to the aggregate estimated cost of repairs. As such repairs are completed by New Borrower, the amounts allocated to such repair(s) in the Report will be added back to the Borrowing Base.”

D. The following new Section 8.1(u) is hereby added to Article VIII of the Loan Agreement:

“(u) New Borrower shall have failed to provide Lender with a Property Condition or Engineering Report for the Callaway County Community Hospital property by January 31, 2001.”

3. Confirmation of Representations and Warranties. To the extent applicable to New Borrower, New Borrower hereby confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to the New Borrower, and specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

4. Grant by New Borrower of Security Interest. Consistent with the intent of the parties, the undersigned New Borrower hereby grants to Lender a continuing first priority lien on and security interest in, upon, and to the Collateral, pursuant to and in accordance with the terms of Article III of the Loan Agreement.

5. Enforceability. This Amendment constitutes the legal, valid and binding obligation of New Borrower, and is enforceable against such New Borrower in accordance with its terms.

6. Costs. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, including all reasonable fees of Lender’s in-house counsel.

7. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

9. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

LENDER:

HELLER HEALTHCARE FINANCE, INC. a Delaware corporation

By:

Name:
Title:

BORROWER:

HEALTHMONT, INC.
a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	CEO

HEALTHMONT OF GEORGIA, INC.
a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President

HEALTHMONT OF TEXAS, INC.
a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President

HEALTHMONT OF TEXAS I, LLC a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	Chief Manager

HEALTHMONT OF OREGON I, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President

HEALTHMONT OF OREGON II, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President

HEALTHMONT OF OREGON III, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President

HEALTHMONT OF OREGON IV, LLC a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	Chief Manager

HEALTHMONT OF OREGON V, LLC a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	Chief Manager

HEALTHMONT OF MISSOURI, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President